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EXHIBIT 10.33.b
EXECUTION COPY
SECOND AMENDMENT TO THE CREDIT AGREEMENT
This SECOND AMENDMENT TO THE CREDIT AGREEMENT, dated as of February 12, 2013 (this “Amendment”), in respect of and to that certain Credit Agreement, dated as of August 1, 2011 (as amended, modified, restated, amended and restated and/or supplemented from time to time, the “Credit Agreement”), by and among WELLCARE HEALTH PLANS, INC., a corporation formed under the laws of the state of Delaware (the “Parent”) and THE WELLCARE MANAGEMENT GROUP, INC., a corporation formed under the laws of the state of New York (“WMG”, and together with the Parent, the “Borrowers”), the Lenders signatory thereto from time to time (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”).
RECITALS:
WHEREAS, the Parent has requested that the Administrative Agent and the Lenders agree to make additional term loans under and make certain amendments to the Credit Agreement.
WHEREAS, the Administrative Agent and the Lenders are willing to consent to this Amendment pursuant to, and subject to, the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
SECTION 1.Definitions. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Credit Agreement.
SECTION 2.    Amendments to the Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
2.1    Article I, Section 1.01 is hereby amended as follows:
(a)        The definition of “Class” is hereby amended to delete the phrase “Term Loans” appearing therein and to replace such phrase with the phrase “Original Term Loans, Additional Term Loans”.
(b)        The definition of “Revolving Commitment” is hereby amended to delete clause (b) thereof in its entirety and to change clause (c) thereof to a new clause (b) thereof.
(c)        The definitions of “Augmenting Lender”, “Increasing Lender”, “Incremental Term Loan” and “Incremental Term Loan Amendment” are hereby deleted in their entirety.

(d)        The following definitions shall be added in proper alphabetical order and, where applicable, shall replace the corresponding previously existing definitions:
“Additional Term Lender” means, as of any date of determination, each Lender having an Additional Term Loan Commitment or that holds Additional Term Loans.
“Additional Term Loan Commitment” means (a) as to any Additional Term Lender, the aggregate commitment of such Additional Term Lender to make Additional Term Loans as set forth on Schedule 2.01 or in the most recent Assignment Agreement or other documentation contemplated hereby executed by such Additional Term Lender and (b) as to all Additional Term Lenders, the aggregate commitment of all Additional Term Lenders to make Additional Term Loans, which aggregate commitment shall be $230,000,000 on the Amendment No. 2 Effective Date. After advancing the Additional Term Loans, each reference to an Additional Term Lender’s Additional Term Loan Commitment shall refer to that Additional Term Lender’s Applicable Percentage of the Additional Term Loans.
“Additional Term Loans” means the term loans made by the Additional Term Lenders to the Borrowers pursuant to Section 2.01.
“Amendment No. 2 Effective Date” means February 12, 2013.
“Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans, LC Exposure or Swingline Loans, the percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the aggregate Revolving Commitments of all Revolving Lenders (if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments); provided that in the case of Section 2.20 when a Defaulting Lender shall exist, any such Defaulting Lender’s Revolving Commitment shall be disregarded in the calculation, (b) with respect to the Original Term Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Original Term Loans and the denominator of which is the aggregate outstanding principal amount of the Original Term Loans of all Term Lenders and (c) with respect to the Additional Term Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Additional Term Loans and the denominator of which is the aggregate outstanding principal amount of the Additional Term Loans of all Term Lenders; provided that, with respect to the calculation set forth in the foregoing clauses (b) and (c), in the case of Section 2.20 when a Defaulting Lender shall exist, any such Defaulting Lender’s Term Loan Commitment shall be disregarded in the applicable calculation.
“Commitment” means, with respect to each Lender, the sum of such Lender’s Revolving Commitment, Original Term Loan Commitment and Additional Term Loan Commitment (if any). The initial amount and percentage of each Lender’s Revolving Commitment and Additional Term Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Commitment, as applicable.
“Original Term Lender” means, as of any date of determination, each Lender having an Original Term Loan Commitment or that holds Original Term Loans.

“Original Term Loan Commitment” means (a) as to any Original Term Lender, such Original Term Lender’s Applicable Percentage of the Original Term Loans and (b) as to all Original Term Lenders, the aggregate outstanding amount of all Original Term Loans.
“Original Term Loans” means the term loans made by the Original Term Lenders to the Borrowers on the Effective Date pursuant to the terms of this Agreement. The aggregate outstanding principal amount of the Original Term Loans as of the Amendment No. 2 Effective Date is $135,000,000 and each Original Term Lender’s respective portion of the Original Term Loans on the Amendment No. 2 Effective Date is set forth on Schedule 2.01.
“Term Lender” means each Original Term Lender and each Additional Term Lender.
“Term Loan Commitment” means the Original Term Loan Commitment or the Additional Term Loan Commitment, as applicable.
“Term Loans” means the Original Term Loans and the Additional Term Loans.
2.2    Article II, Section 2.01, Clause (b) is hereby amended and restated in its entirety to read as “(b) each Additional Term Lender with an Additional Term Loan Commitment agrees to make an Additional Term Loan to each Borrower in Dollars on the Amendment No. 2 Effective Date, in an aggregate amount equal to such Lender’s Additional Term Loan Commitment by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent”.
2.3    Article II, Section 2.07(a) is hereby amended by adding the word “Additional” prior to the phrase “Term Loans” appearing therein.
2.4    Article II, Section 2.09(a), Clause (i) is hereby amended and restated in its entirety to read as “(i) the Additional Term Loan Commitments shall terminate at 3:00 p.m. (New York City time) on the Amendment No. 2 Effective Date and”.
2.5    Article II, Section 2.10(a) is hereby amended and restated in its entirety to read as follows:
SECTION 2.10. Repayment and Amortization of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan made to such Borrower on the Maturity Date and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least five Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrowers shall repay all Swingline Loans then outstanding. The Borrowers shall repay Original Term Loans on each date set forth below in the aggregate principal amount set forth opposite such date (as adjusted from time to time pursuant to Section 2.11(a) and Section 2.11(c)):

Date	Amount
September 30, 2011	$1,875,000
December 31, 2011	$1,875,000
March 31, 2012	$1,875,000
June 30, 2012	$1,875,000
September 30, 2012	$3,750,000
December 31, 2012	$3,750,000
March 31, 2013	$3,750,000
June 30, 2013	$3,750,000
September 30, 2013	$3,750,000
December 31, 2013	$3,750,000
March 31, 2014	$3,750,000
June 30, 2014	$3,750,000
September 30, 2014	$5,625,000
December 31, 2014	$5,625,000
March 31, 2015	$5,625,000
June 30, 2015	$5,625,000
September 30, 2015	$7,500,000
December 31, 2015	$7,500,000
March 31, 2016	$7,500,000
June 30, 2016	$7,500,000

The Borrowers shall repay Additional Term Loans on each date set forth below in the aggregate principal amount set forth opposite such date (as adjusted from time to time pursuant to Section 2.11(a) and Section 2.11(c)):

Date	Amount
March 31, 2013	$5,750,000
June 30, 2013	$5,750,000
September 30, 2013	$5,750,000
December 31, 2013	$5,750,000
March 31, 2014	$5,750,000
June 30, 2014	$5,750,000
September 30, 2014	$5,750,000
December 31, 2014	$5,750,000
March 31, 2015	$8,625,000
June 30, 2015	$8,625,000
September 30, 2015	$8,625,000
December 31, 2015	$8,625,000
March 31, 2016	$11,500,000
June 30, 2016	$11,500,000

To the extent not previously repaid, all unpaid Term Loans shall be paid in full in Dollars by the Borrowers on the Maturity Date.
2.6    Article II, Section 2.21 is hereby amended and restated in its entirety to read as “[Intentionally Omitted]”.
2.7    Article IX, Section 9.02(c), Clause (x) is hereby amended to (i) delete the parenthetical appearing therein and (ii) delete the phrase “the initial Term Loans, Incremental Term Loans” appearing therein and to replace such phrase with the phrase “the Original Term Loans, Additional Term Loans”.
2.8    Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 attached hereto.
2.9    Each of Exhibits D and E to the Credit Agreement is deleted in its entirety.
SECTION 3.    New Lenders.
3.1    Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the Second Amendment Effective Date (each, an “New Lender”) agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the Second Amendment Effective Date, become a Lender for all purposes of the Credit Agreement, with an Additional Term Loan Commitment as set forth on Schedule 2.01 attached hereto.
3.2    Each undersigned New Lender (i) represents and warrants that it is legally authorized to enter into this Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
SECTION 4.    Representations and Warranties. Each of the Borrowers hereby represents and warrants as follows:
4.1    As of the date hereof, and after giving effect to this Amendment, all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects, except to the extent (i) such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties are true and correct as of such earlier date and (ii) that any Schedule relating to any such representation and warranty was not required to be updated pursuant to the terms of the Credit Agreement (it being understood that the Administrative Agent has not requested any such update); provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
4.2    The execution, delivery and performance by each of the Borrowers of this Amendment is within such Borrower’s corporate powers, has been duly authorized by all necessary corporate action, requires no action by or in respect of, or filing with, any governmental body, agency or official, and does not contravene or constitute a default under, (i) each of the Borrower’s certificate of incorporation, as amended, or by-laws or (ii) any provision of applicable law or regulation or any contractual restriction, judgment, order, injunction, decree or other instrument binding on either of the Borrowers.
4.3    This Amendment has been duly executed and delivered by each of the Borrowers. This Amendment is a legal, valid and binding obligation of each of the Borrowers and is enforceable against each such Borrower in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.
4.4    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under any of the Loan Documents or will be triggered by the execution, delivery or performance of this Amendment or the consummation of the transactions contemplated hereby.
SECTION 5.    Conditions Precedent to Effectiveness. This Amendment shall be effective (the “Second Amendment Effective Date”) upon the satisfaction of the following:
5.1    (i) This Amendment shall have been duly executed and delivered by each of the Borrowers, the Administrative Agent, the Required Lenders and each Lender providing an Additional Term Loan Commitment and (ii) the Consent and Reaffirmation attached hereto shall have been duly executed and delivered by the Subsidiary Guarantors.
5.2    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of Sullivan & Cromwell LLP, counsel for the Loan Parties, and covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. The Borrowers hereby request such counsel to deliver such opinion.
5.3    The Administrative Agent shall have received (i) a certificate signed by the President, a Vice President or a Financial Officer of the Borrowers certifying that, after giving effect (including giving effect on a Pro Forma Basis reasonably acceptable to the Administrative Agent) to the Amendment and the making of the Additional Term Loans, the Borrowers are in compliance with (x) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement and (y) the covenants contained in Sections 6.11, 6.12, 6.13 and 6.14 of the Credit Agreement and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

5.4    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement or will be triggered by the execution, delivery or performance of this Amendment or the consummation of the transactions contemplated hereby.
5.5    The Administrative Agent shall have received, for the account of each Lender party hereto that provides an Additional Term Loan Commitment and delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.
5.6    The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable documented out-of-pocket expenses (including reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.
SECTION 6.    Reference to and Effect on the Credit Agreement
6.1    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
6.2    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
6.3    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
SECTION 7.    Miscellaneous.
7.1    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
7.2    Headings. The headings contained in this Amendment are solely for convenience and shall not be used or relied upon in any manner in the construction or interpretation of this Amendment.
7.3    Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all such counterparts, taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by electronic means shall be as effective as delivery of a manually executed counterpart.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date hereof.

THE WELLCARE MANAGEMENT GROUP, INC., as a Borrower
By:/s/ Thomas L. Tran_______________________
Name: Thomas L. Tran
Title: Chief Financial Officer and Treasurer

WELLCARE HEALTH PLANS, INC., as a Borrower
By:/s/ Thomas L. Tran_______________________
Name: Thomas L. Tran
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and individually as a Lender
By:/s/ John Kushnerick_________________________
Name: John Kushnerick
Title: Vice President

[Signature Page to Second Amendment]

Name of Lender:

Wells Fargo Bank, N.A.

By /s/ Leslie Fredericks__________________
Name: Leslie Fredericks
Title: SVP

[Signature Page to Second Amendment]

Name of Lender:

SUNTRUST BANK

By /s/ Mary E. Coke________________________
Name: Mary E. Coke
Title: Vice President

[Signature Page to Second Amendment]

Name of Lender: U.S. Bank, N.A

By /s/ Christopher T. Kordes___________________
Name: Christopher T. Kordes
Title: Senior Vice President

[Signature Page to Second Amendment]

Name of Lender:

UNION BANK, N.A.

By /s/ Sarah Willett__________________________
Name: Sarah Willett
Title: Vice President

[Signature Page to Second Amendment]

Name of Lender:

GOLDMAN SACHS BANK USA

By /s/ Michelle Latzoni_____________________
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature Page to Second Amendment]

Name of Lender:

Hancock Bank, as successor by merger to Whitney National Bank, N.A.

By /s/ Kenneth C. Misemer_____________________
Name: Kenneth C. Misemer
Title: Vice President, Middle Market Banking

[Signature Page to Second Amendment]

Name of Lender:

BANK OF AMERICA N.A.

By /s/ Elizabeth L. Knox_____________________
Name: Elizabeth L. Knox
Title: Senior Vice President

[Signature Page to Second Amendment]

Name of Lender: Cadence Bank, N.A.

By /s/ John Watts_______________________
Name: John Watts
Title: EVP, C&I Banking

[Signature Page to Second Amendment]

Name of Lender:

Barclays Bank PLC

By /s/ Diane Rolfe____________________________
Name: Diane Rolfe
Title: Director

[Signature Page to Second Amendment]

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Second Amendment to the Credit Agreement dated as of August 1, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among WellCare Health Plans, Inc., The WellCare Management Group, Inc., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Second Amendment is dated as of February 12, 2013 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents and herein shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: February 12, 2013
[Signature Page Follows]

WCG HEALTH MANAGEMENT, INC.	HARMONY BEHAVIORAL HEALTH, INC.
By:/s/ Thomas L. Tran_______________________	By:/s/ Thomas L. Tran_______________________
Name: Thomas L. Tran	Name: Thomas L. Tran
Title: Chief Financial Officer and Treasurer	Title: Chief Financial Officer and Treasurer
HARMONY BEHAVIORAL HEALTH IPA, INC.	COMPREHENSIVE HEALTH MANAGEMENT, INC.
By:/s/ Thomas L. Tran_______________________	By:/s/ Thomas L. Tran_______________________
Name: Thomas L. Tran	Name: Thomas L. Tran
Title: Chief Financial Officer and Treasurer	Title: Senior Vice President, Chief Financial Officer and Treasurer
HARMONY HEALTH SYSTEMS, INC.	WELLCARE PHARMACY BENEFITS MANAGEMENT, INC.
By:/s/ Thomas L. Tran_______________________	By:/s/ Thomas L. Tran_______________________
Name: Thomas L. Tran	Name: Thomas L. Tran
Title: Chief Financial Officer and Treasurer	Title: Chief Financial Officer and Treasurer
EXACTUS PHARMACY SOLUTIONS, INC.	AMERICA’S 1ST CHOICE CALIFORNIA HOLDINGS, LLC
By:/s/ Thomas L. Tran_______________________	By:/s/ Thomas L. Tran_______________________
Name: Thomas L. Tran	Name: Thomas L. Tran
Title: Chief Financial Officer and Treasurer	Title: Chief Financial Officer and Treasurer

[Signature Page to Consent and Reaffirmation to Second Amendment]

SCHEDULE 2.01

COMMITMENTS

LENDER	REVOLVING COMMITMENT	OUTSTANDING ORIGINAL TERM LOAN AS OF AMENDMENT NO. 2 EFFECTIVE DATE	ADDITIONAL TERM LOAN COMMITMENT

JPMORGAN CHASE BANK, N.A.	$23,750,000	$32,625,000	$30,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION	$36,250,000	$32,625,000	$0

SUNTRUST BANK	$14,500,000	$15,750,000	$50,000,000

U.S. BANK NATIONAL ASSOCIATION	$14,000,000	$15,750,000	$20,000,000

UNION BANK, N.A.	$11,500,000	$13,500,000	$30,000,000

GOLDMAN SACHS BANK USA	$10,000,000	$0	$0

MORGAN STANLEY BANK, N.A.	$10,000,000	$9,000,000	$0

WHITNEY BANK	$5,000,000	$15,750,000	$15,000,000
BANK OF AMERICA, N.A.	$7,500,000	$0	$67,500,000
CADENCE BANK, N.A.	$2,500,000	$0	$17,500,000
BARCLAYS BANK PLC	$15,000,000	$0	$0

TOTAL:	$150,000,000	$135,000,000	$230,000,000